Exhibit 99.1

iPCS, INC.

SECOND AMENDED AND RESTATED

2004 LONG-TERM INCENTIVE PLAN

SECTION 1

GENERAL

1.1  Purpose and History.  The iPCS, Inc. 2004 Long-Term Incentive Plan (the “Plan”) was established as of the date of the reorganization of iPCS, Inc. (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other stockholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term stockholder return. The Plan was amended and restated in 2006 and the following provisions constitute an amendment and restatement of the Plan subject to the approval of the Company’s stockholders at the 2008 annual stockholders’ meeting. The Plan as set forth herein is sometimes referred to as the “Second Amended and Restated Plan”.

1.2  Participation.  For purposes of the Plan, a “Participant” is any person to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan.

1.3  Operation, Administration, and Definitions.  The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8).

SECTION 2

OPTIONS AND SARS

2.1  Definitions.

(a)   The grant of an “Option” under the Plan entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee at the time the Option is granted. Any Option granted under this Section 2 may be either an incentive stock option (an “ISO”) or a non-qualified option (an “NQO”), as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in section 422(b) of the Code. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in section 422(b) of the Code.

(b)   The grant of a stock appreciation right (an “SAR”) under the Plan entitles the Participant to receive, in cash or Stock (as determined in accordance with the terms of the Plan), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee at the time the SAR is granted.

2.2  Exercise Price.  The “Exercise Price” of each Option and SAR granted under this Section 2 shall be established by the Committee, or shall be determined by a method established by the Committee, at the time the Option or SAR is granted; provided, however, that such Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock).

2.3  Exercise/Vesting.  Except as otherwise expressly provided in the Plan, an Option or SAR shall become vested and exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and set forth in the applicable Award Agreement; provided, however, that notwithstanding any vesting dates set by the Committee in such Award Agreement, the Committee may, in its sole discretion, accelerate the exercisability of any Option or SAR, which acceleration shall not affect the terms and conditions of such Option or SAR other than with respect to exercisability. If an Option or SAR is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option or SAR expires. No Option or SAR may be exercised after the Expiration Date applicable to that Option or SAR.

2.4  Payment of Option Exercise Price.  The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a)   Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after exercise).

(b)   Subject to applicable law, the Exercise Price shall be payable in cash or cash equivalents, by tendering, by either actual delivery or by attestation, shares of Stock acceptable to the Committee and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c)   Subject to applicable law and the procedures established by the Committee, the Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding result in from such exercise.

2.5  Post-Exercise Limitations.  The Committee, in its discretion, may impose such restrictions on shares of Stock acquired pursuant to the exercise of an Option or SAR as it determines to be desirable, including, without limitation, restrictions relating to the disposition of the shares and forfeiture restrictions based on service, performance, Stock ownership by the Participant and such other factors as the Committee determines to be appropriate.

2.6  No Repricing.  Except for either adjustments pursuant to subsection 4.3 (relating to the adjustment of shares), or reductions of the Exercise Price approved by the Company’s stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company for cash (other than pursuant to subsection 4.5), other Awards, or as consideration for the grant of a replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR shall be permitted without the approval of the Company’s stockholders if such approval is required under the rules of any stock exchange on which such shares of Stock are listed.

2.7  Required Notice of ISO Share Disposition.  Each Participant who is awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such ISO. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date of grant of the ISO or (b) one year after the date the Participant acquired the Stock upon exercise of the ISO.

2.8  Limits on ISOs.  Notwithstanding anything to the contrary in this Section 2, if an ISO is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the option period shall not exceed five years from the date of grant of such ISO and the Exercise Price shall be at least 110 percent of the Fair Market Value of the Stock subject to the ISO (determined on the date of grant). To the extent that the aggregate fair market value of shares of Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all Subsidiaries) exceeds $100,000, such Options shall be treated as NQOs to the extent required by section 422 of the Code.

2.9  Expiration Date.  The “Expiration Date” with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of grant. In no event shall the Expiration Date of an Option or SAR be later than the ten-year anniversary of the date on which the Option or SAR is granted.

SECTION 3

FULL VALUE AWARDS AND CASH INCENTIVE AWARDS

3.1  Definitions.

(a)   A “Full Value Award” is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future (other than the grant of an Option or SAR), with such grant subject to one or more of the following, as determined by the Committee:

(i)      The grant shall be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.

(ii)     The grant shall be contingent on the achievement of performance or other objectives during a specified period.

(iii)    The grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

(iv)    The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including dividend or dividend equivalent rights and deferred payment or settlement.

(b)   A “Cash Incentive Award” is the grant of a right (other than the grant of an SAR) to receive a payment of cash (or in the discretion of the Committee, shares of Stock having value equivalent to the cash otherwise payable) that is contingent on achievement of performance objectives over a specified period established by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.

3.2  Special Vesting Rules.   If an employee’s right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or the Related Companies, without achievement of performance targets or other performance objectives (whether or not related to performance measures) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting shall be not less than three years (subject, to the extent provided by the Committee, to pro rated vesting over the course of such three year period and to acceleration of vesting in the event of the Participant’s death, disability, retirement, Change in Control or involuntary termination). The foregoing requirements shall not apply to (a) grants made to newly eligible Participants to replace awards from a prior employer and (b) grants that are a form of payment of earned performance awards or other incentive compensation.

3.3  Performance-Based Compensation.  The Committee may designate a Full Value Award or Cash Incentive Award granted to any Participant as “Performance-Based Compensation” within the meaning of section 162(m) of the Code and regulations thereunder. To the extent required by section 162(m) of the Code, any Full Value Award or Cash Incentive Award so designated shall be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements shall apply:

(a)          The performance targets established for the performance period established by the Committee shall be objective (as that term is described in regulations under section 162(m) of the Code), and shall be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee may be with respect to corporate performance, operating group or sub-group performance, individual company performance, other group or individual performance, or division performance, and shall be based on one or more of the Performance Measures.

(b)         A Participant otherwise entitled to receive a Full Value Award or Cash Incentive Award for any performance period shall not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 3.3(b), such exercise of discretion may not result in an increase in the amount of the payment.

(c)          To the extent provided by the Committee, if a Participant’s employment terminates because of death or disability, or if a Change in Control occurs prior to the Participant’s termination date, the Participant’s Full Value Award or Cash Incentive Award shall become vested without regard to whether the Full Value Award or Cash Incentive Award would be Performance-Based Compensation.

Nothing in this Section 3 shall preclude the Committee from granting Full Value Awards or Cash Incentive Awards under the Plan or the Committee, the Company or any Related Company from granting any Cash Incentive Awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that, at the time of grant of Full Value Awards or Cash Incentive Awards by the Committee, the Committee shall designate whether such Awards are intended to constitute Performance-Based Compensation. To the extent that the provisions of this Section 3 reflect the requirements applicable to Performance-Based Compensation, such provisions shall not apply to the portion of the Award, if any, that is not intended to constitute Performance-Based Compensation.

SECTION 4

OPERATION AND ADMINISTRATION

4.1  Effective Date.  The Plan shall be effective as of the effective date of the Company’s plan of reorganization (the “Effective Date”); provided, however, that no Awards shall be made under this Second Amended and Restated Plan unless and until it has been approved by the Company’s stockholders. The Plan shall be unlimited in duration and, in the event of Plan termination, the terms of the Plan shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

4.2  Shares and Other Amounts Subject to Plan.  The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a)   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or, to the extent permitted by applicable law, currently held or acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

(b)   Subject to the provisions of subsection 4.3, the maximum number of shares of Stock that may be subject to Awards under the Plan shall be equal to 2,692,630 shares of Stock. Shares of Stock covered by an Award shall only be counted as used to the extent that they are actually issued. A share of Stock issued in connection with any Award under the Plan shall reduce the total number of shares of Stock available for issuance under the Plan by one; provided, however, that a share of Stock issued in connection with any Full Value Award under the Plan shall reduce the total number of shares of Stock available for issuance under the Plan by 1.78. Except as otherwise provided herein, any shares of Stock related to an Award which terminates by expiration, forfeiture, cancellation or otherwise without issuance of shares of Stock, which is settled in cash in lieu of shares of Stock, or which is exchanged with the Committee’s permission, prior to the issuance of shares of Stock, for Awards not involving shares of Stock, shall again be available for issuance under the Plan. The following shares of Stock, however, may not again be made available for issuance as Awards under the Plan: (i) shares of Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (ii) shares of Stock used to pay the Exercise Price or withholding taxes relating to an outstanding Award, or (iii) shares of Stock repurchased on the open market with the proceeds of the Exercise Price.

(c)   Except as expressly provided by the terms of this Plan, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to Awards then outstanding hereunder.

(d)   To the extent provided by the Committee, any Award may be settled in cash rather than Stock.

(e)   Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries with respect to ISOs granted under the Plan shall be 2,692,630 shares; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to ISOs, such rules shall apply to the limit on ISOs granted under the Plan.

(f)    The maximum number of shares of Stock that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to Section 2 (relating to Options and SARs) shall be 638,716 shares.

(g)   For Full Value Awards that are intended to be Performance-Based Compensation, no more than 383,229 shares of Stock may be subject Awards granted to any one Participant during any one-calendar-year period (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting); provided, however, that:

(i)      If the Awards are denominated in Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Stock into cash.

(ii)     Any adjustment in the number of shares of Stock or amount of cash delivered to reflect actual or deemed investment experience shall be disregarded.

(h)   For Cash Incentive Awards that are intended to be Performance-Based Compensation, the maximum amount payable to any Participant with respect to any performance period shall equal $2,000,000 (pro rated for performance periods that are greater or lesser than twelve months); provided, however, that:

(i)      If the Awards are denominated in cash but an equivalent amount of Stock is delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Stock.

(ii)     Any adjustment in the number of shares of Stock or amount of cash delivered to reflect actual or deemed investment experience shall be disregarded.

4.3  Adjustment to Shares.  In the event of a corporate transaction involving the Company, the Committee shall adjust Awards when an equitable adjustment is required to preserve the benefits or potential benefits of the Awards and the Committee may adjust Awards in other situations (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares). Action by the Committee may include, in its sole discretion: (a) adjustment of the number and kind of shares which may be delivered under the Plan (including adjustments to the number and kind of shares that may be granted to an individual during any specified time as described in subsection 4.2); (b) adjustment of the number and kind of shares subject to outstanding Awards; (c) adjustment of the Exercise Price of outstanding Options and SARs; and (d) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (i) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (ii) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the Stock subject to the Option or SAR at the time of the transaction over the Exercise Price).

4.4  General Restrictions.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)   Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b)   In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

(c)   To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

4.5  Withholding.  All Awards and other payments and distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other payments or benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (a) through cash payment by the Participant; (b) through the surrender of shares of Stock which the Participant already owns; or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan, provided, however, that previously-owned shares of Stock that have been held by the Participant or to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rather that will not have a negative accounting impact).

4.6  Grant and Use of Awards.  In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to subsection 2.6 (relating to repricing), Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations. Notwithstanding the provisions of subsection 2.2, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company or a Related Company assumed in business combinations may provide for Exercise Prices that are less than the Fair Market Value of the Stock at the time of the replacement grants, if the Committee determines that such Exercise Price is appropriate to preserve the economic benefit of the award and provided that all requirements of section 409A of the Code are satisfied.

4.7  Settlement of Awards.  The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as “settlement” of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents; provided, however, that dividend equivalents may not be granted with respect to Options or SARs. Each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

4.8  Transferability.  Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. In no event, however, shall any Award be transferred for value. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant.

4.9  Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

4.10  Agreement With Company or Related Company.  An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

4.11  Action by Company or Related Company.  Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

4.12  Gender and Number.  Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

4.13  Limitation of Implied Rights.

(a)   Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)   The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights and shares of Stock are registered in his name.

4.14  Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

4.15  Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

4.16  Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware.

4.17  Severability.  If any provision of the Plan or any Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

SECTION 5

CHANGE IN CONTROL

Subject to the provisions of subsection 4.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award:

(a)   If a Participant who is employed by (or a director of or consultant to) the Company or an Affiliate at the time of a Change in Control then holds one or more outstanding Options, all such Options then held by the Participant shall become fully exercisable on and after the date of the Change in Control (subject to the expiration provisions otherwise applicable to the Options), and any Stock purchased by the Participant under such Option following such Change in Control shall be fully vested upon exercise.

(b)   If a Participant who is employed by the Company or an Affiliate at the time of a Change in Control then holds one or more outstanding SARs, all such SARs shall become fully exercisable on and after the date of the Change in Control (subject to the expiration provisions otherwise applicable to the SARs), and any cash or stock acquired by the Participant under such SAR following such Change in Control shall be fully vested upon exercise.

(c)   If a Participant who is employed by the Company or an Affiliate at the time of a Change in Control then holds one or more Full Value Awards or Cash Incentive Awards, such Awards shall become fully vested on the date of the Change in Control; provided that, if the amount of the award or the vesting is to be determined based on the level of performance achieved, the target level of performance shall be deemed to have been achieved.

SECTION 6

COMMITTEE

6.1  Administration.  The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 6. So long as the Company is subject to Section 16 of the Exchange Act, the Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and shall be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Any Award granted under the Plan which is intended to constitute Performance-Based Compensation (including Options and SARs) shall be granted by a Committee consisting solely of two or more “outside directors” within the meaning of section 162(m) of the Code and applicable regulations. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

6.2  Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to amend, cancel, or suspend Awards.

(b)   To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(c)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance- Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(d)   Subject to the terms and conditions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(e)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(f)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

6.3  Delegation by Committee.  Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

6.4  Information to be Furnished to Committee.  The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

6.5  Committee Liability.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

SECTION 7

AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Award Agreement or cancel any Award thereto for granted, prospectively or retroactively, provided that no amendment, cancellation or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable); and further provided that adjustments pursuant to subsection 4.3 shall not be subject to the foregoing limitations of this Section 7; and further provided, that the provisions of subsection 2.6 (relating to repricing) cannot be amended unless the amendment is approved by the Company’s stockholders; and further provided, that no such amendment or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan

(including as necessary to comply with any applicable stock exchange listing requirement or to prevent the Company from being denied a tax deduction on account of section 162(m) of the Code).

SECTION 8

DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a)  Award.  The term “Award” means any, individually or collectively, award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Full Value Awards, and Cash Incentive Awards.

(b)  Board.  The term “Board” means the Board of Directors of the Company.

(c)  Change in Control.  Except as otherwise provided by the Committee in an Award Agreement, the term “Change in Control” shall be as defined in Exhibit A to the Plan.

(d)  Code.  The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)  Eligible Individual.  The term “Eligible Individual” means any employee of the Company or a Related Company, and any consultant, director, or other person providing services to the Company or a Related Company, or an entity which is a wholly owned alter ego of such employee, consultant, director or other person; provided, however, that an ISO may only be granted to an employee of the Company or a Subsidiary. An Award, other than an ISO, may be granted to an employee, consultant, director or other person providing services, or an entity which is a wholly owned alter ego of such employee, consultant, director or other person, in connection with hiring, retention or otherwise, prior to the date such individual (or entity) first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date such individual (or entity) first performs such services. With respect to any director (a “Designated Director”) who is (i) designated or nominated to serve as a director by a stockholder of the Company and (ii) an employee of such stockholder of the Company (the “Employing Stockholder”), then, at the irrevocable election of the Employing Stockholder, the “Eligible Individual” for purposes of the grant of Awards under the Plan on behalf of the service of the Designated Director shall be the Employing Stockholder (or one of its affiliates). To the extent such election is made, the Designated Director shall have no rights hereunder as a Participant with respect to such Award.

(f)  Exchange Act.  The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g)  Fair Market Value.  Except as otherwise provided by the Committee, for purposes of determining the “Fair Market Value” of a share of Stock as of any date, the following rules shall apply:

(i)    If the principal market for the Stock is a national securities exchange or the Nasdaq stock market, then the “Fair Market Value” as of that date shall be the reported closing price of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.

(ii)   If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq stock market, then the “Fair Market Value” as of that date shall be the closing price for the Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service.

(iii)  If the day is not a business day, and as a result, paragraphs (i) and (ii) above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If paragraphs (i) and (ii) above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

(h)  Performance Measures.  For purposes of the Plan, the term “Performance Measures” means performance targets based on one or more of the following criteria: earnings (e.g., earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment; return on invested capital; return on equity; or return on assets); increase in revenue, operating or net cash flows (or revenue, operating or net cash flows on a per share basis); cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals, financing goals, subscriber goals, subscriber revenues, and goals relating to acquisitions or divestitures. Performance Measures may be based on the performance of the Company as a whole or of any one or more business units of the Company and may be measured relative to a peer group or an index. The terms of any such Award may provide that partial achievement of the Performance Measures may result in a payment or vesting based upon the degree of achievement. In establishing any Performance Measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, in the Management Discussion and Analysis section of the Company’s annual report or, with respect to EBITDA, furnished to the Securities and Exchange Commission on Form 8-K: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; (iv) mergers or acquisitions, or (v) stock-based compensation expense. To the extent not specifically excluded, such effects shall be included in any applicable Performance Measure.

(i)  Related Company.  The term “Related Company” means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee.

(j)  Subsidiary.  The term “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as that term is defined in Code section 424(f)) with respect to the Company.

(k)  Stock.  The term “Stock” means shares of common stock, par value $0.01, of the Company.

EXHIBIT A

For purposes of the Plan, “Change of Control” means the occurrence of any of the following events:

(a)           the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) of the Exchange Act) other than a Permitted Holder (as defined below);

(b)           the adoption of a plan relating to the liquidation or dissolution of the Company;

(c)           the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined above) (other than a Permitted Holder or any entity formed for the purpose of owning the stock of the Company) becomes the Beneficial Owner (as defined below), directly or indirectly, of more than 50% of the Voting Stock (as defined below) of the Company, measured by voting power rather than number of shares; or

(d)           the first day on which a majority of the members of the Board are not Continuing Directors.

Notwithstanding the foregoing, a public offering of common stock of the Company pursuant to a registration statement shall not constitute a “Change of Control.”

Capitalized terms used in this Exhibit A that are not otherwise defined shall have the meaning set forth in the Plan. In addition, the following capitalized terms used in this Exhibit A shall have the following meanings:

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.

“Capital Stock” means:

(a)           in the case of a corporation, corporate stock;

(b)           in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c)           in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(d)           any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Continuing Directors” means, as of any date of determination, any member of the Board who (i) was a member of such Board on April 30, 2004, or (ii) was nominated for election or elected to such Board with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

“Permitted Holder” shall mean The Blackstone Group, The TCW Group, Inc. and American International Group, Inc. and their respective Affiliates (other than their respective portfolio companies).

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

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“Subsidiary” means, with respect to the Company:

(a)           any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company (or a combination thereof); and

(b)           any partnership (i) the sole general partner or the managing general partner of which is the Company or a Subsidiary of the Company or (ii) the only general partners of which are the Company or one or more Subsidiaries of the Company (or any combination thereof).

“Voting Stock” as of any date means the stock of the Company that is at the time entitled to vote in the election of the Board.

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